Exhibit 99.1

1 INVESTOR PRESENTATION March 2023

2 WARNING REGARDING FORWARD-LOOKING STATEMENTS AND DISCLAIMERS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering,” and similar expressions. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following: the dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; the long-term impact of the COVID-19 pandemic on its clients’ businesses; potential terminations of the management agreements with its clients; increases in market interest rates, which may significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; its ability to obtain or create new clients for its business and other circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably and to grow and increase their market capitalizations and total shareholder returns; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; its ability to retain the services of its managing directors and other key personnel; and RMR and its clients’ risks associated with RMR and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on its website and at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

3 RMR IS A DYNAMIC ALTERNATIVE ASSET MANAGER • Over 35 years of experience with buying, selling, financing and operating CRE. • Vertically integrated, nationwide operator of CRE across most real estate sectors. • Scalable platform and a deep bench of experienced management. The RMR Group (Nasdaq: RMR) is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR is headquartered in Newton, MA and was founded in 1986. 3 Note: All information throughout this presentation is as of December 31, 2022, except as noted. See Definitions and Additional Notes in appendix for terms used throughout this presentation. Over $37B AUM Nearly 2,100 PROPERTIES Approximately 600 PROFESSIONALS More than 30 REAL ESTATE OFFICES

4 INVESTMENT HIGHLIGHTS Stable revenue base with approximately 75% of RMR service revenues generated from 20-year evergreen contracts with fixed base management fees. Significant potential upside to base and incentive fee revenues as underlying share prices recover. With more than $200 million of cash and no debt, we believe we have strong capacity to pursue a range of capital allocation strategies, with a focus on the growth of our private capital business. 1 2 3 4

5 ASSETS UNDER MANAGEMENT AND CLIENT INFORMATION 440 First Street, NW, Washington, DC

6 ASSETS UNDER MANAGEMENT (AUM) BY SOURCE $30,039,248 80% $7,354,919 20% $37,394,167 $30,121,349 90% $3,318,261 10% $33,439,610 $20,601,677 83% $4,107,449 17% $24,709,126(1) $21,306,431 87% $3,127,521 13% $24,433,952 Perpetual Capital Private Capital AUM Fee-Earning AUM 1Q’23 1Q’22 ($ in thousands) (1) Fee-earning AUM has been updated to correct a typographical error that was previously presented as of December 31, 2022.

7 MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE(1) (1) Past fees are not an indication of future fees. For additional information regarding the fee provisions in these management agreements, please see our Annual Report on Form 10-K for the fiscal year ended September 30, 2022. For management and advisory services revenues by client, see Definitions and Additional Notes in the Appendix. ($ in thousands) Base Business Management & Advisory Fees Base Property Management Fees Construction Supervision Fees Total Management & Advisory Services Revenues Perpetual Capital Private Capital

8 Commercial Real Estate Fee-Earning Sector AUM AUM ($ in thousands) ($ in thousands) Service Properties Trust (Nasdaq: SVC)(1) Hotels / Retail $ 11,273,106 $ 6,906,152 Diversified Healthcare Trust (Nasdaq: DHC) Medical Office & Life Science / Residential 7,364,926 3,235,870 Office Properties Income Trust (Nasdaq: OPI) Office 5,903,729 3,105,356 Industrial Logistics Properties Trust (Nasdaq: ILPT)(2) Industrial 2,647,962 4,504,774 TravelCenters of America Inc. (Nasdaq: TA) Retail 1,891,517 1,891,517 Seven Hills Realty Trust (Nasdaq: SEVN) Diversified 678,555 678,555 AlerisLife Inc. (Private)(3) Residential 279,453 279,453 Total Perpetual Capital $ 30,039,248 $ 20,601,677 PERPETUAL CAPITAL AUM (1) Fee-earning AUM has been updated to correct a typographical error that was previously presented as of December 31, 2022. (2) ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV. (3) In March 2023, the acquisition of AlerisLife Inc. by ABP Acquisition LLC was completed and AlerisLife Inc. became a private company.

9 PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE • Private Capital AUM increased more than 120% to $7.4 billion compared to $3.3 billion last year. Inception to 1Q'23 Date Fee-Earning Net Internal Net Internal AUM AUM Rate of Return Rate of Return ($ in thousands) ($ in thousands) Industrial Real Estate Funds ("Core Plus")(1) $ 3,941,824 $ 891,595 -% 8% Medical Office & Life Science Real Estate Funds ("Core Plus") 2,406,626 2,406,626 (2)% 17% Office Real Estate Funds ("Core Plus") 156,551 156,551 (2)% 4% Hotel Real Estate (Sonesta) 430,353 430,353 NA NA Other Real Estate 419,565 222,324 NA NA Total Private Capital $ 7,354,919 $ 4,107,449 (1) Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV.

10 Client Contractual Relationship(1) MANAGED EQUITY REITS RMR earns fees pursuant to Business Management and Property Management Agreements that renew each year for successive 20 year terms. • Base business management revenues principally consist of monthly fees generally based on 50 bps per annum multiplied by the lower of: (1) the historical cost of real estate; or (2) average market capitalization. • Base property management revenues principally consist of monthly fees based on 3.0% of gross rents collected at managed properties. • Construction supervision revenues consist of fees up to 5.0% of the cost of certain construction activities undertaken at the properties. • Incentive fees are equal to 12% of total shareholder returns in excess of benchmark index total returns per share, subject to caps. Total shareholder returns must be positive. PRIVATE CAPITAL Consists of monthly fees based on 60 bps per annum multiplied by revenues (as defined in the agreement). Other Private Capital Vehicles • Management fees earned from other Private Capital clients are based on a percentage of average invested capital as defined in the applicable management agreements. • Property management fees from other Private Capital clients consist of monthly fees based on 3.0% of gross rents collected at managed properties. • Construction supervision revenues consist of fees up to 5.0% of the cost of certain construction activities undertaken at the properties. RMR’S SIGNIFICANT CONTRACTUAL RELATIONSHIPS (1) For additional information regarding the fee provisions in these management agreements, please see our Annual Report on Form 10-K for the fiscal year ended September 30, 2022. If our clients were entitled and elected to terminate our management agreements, gross potential termination fees could represent as much as $1.7 billion in cash payments.

11 RMR PLATFORM 1224 Hammond Drive, Atlanta, GA

• Legal • Marketing • Market Research • Risk Management • Tax RMR BENEFITS FROM BOTH A DEEP BENCH OF EXPERIENCED SENIOR MANAGEMENT AND A SCALABLE PLATFORM SENIOR VICE PRESIDENTS RMR SHARED SERVICES • Accounting • Acquisitions/Dispositions • Administration • Asset Management • Building Operations • Compliance/Internal Audit • Credit Analysis • Development • Engineering • Finance • Financial Planning • Human Resources • Information Services • Investor Relations • Leasing EXECUTIVE OPERATING COMMITTEE Jacquelyn Anderson Senior Vice President Christopher Bilotto Senior Vice President Timothy Bonang Senior Vice President Matthew Brown Senior Vice President Dave Campoli Senior Vice President Gregory Carey Senior Vice President Peter Crage Senior Vice President Brian Donley Senior Vice President Todd Hargreaves Senior Vice President Jeffrey Leer Senior Vice President Thomas Lorenzini Senior Vice President Richard Siedel Senior Vice President Mark Young Senior Vice President Yael Duffy Senior Vice President 12

13 NATIONAL VERTICALLY INTEGRATED OPERATING PLATFORM IS A DIFFERENTIATOR AND COMPETITIVE ADVANTAGE RMR corporate headquarters RMR offices Puerto Rico Ontario, CAN Newton (Boston) New York / Long Island Hartford Philadelphia Baltimore / Annapolis Washington D.C. (3) Richmond (2) Orlando Columbia Atlanta (2) Houston Austin (2) Dallas Kansas City (2) Indianapolis Cleveland Chicago (2) Minneapolis Denver Albuquerque Phoenix San Diego Los Angeles Sacramento San Jose Seattle Honolulu (2)

14 Our Diversified Approach Drives Our Performance Despite a challenging economic environment, both the durability of RMR’s business and diversity of the real estate sectors in which we manage assets contributed to strong first quarter results consistent with our quarterly guidance. Our asset management business brings scale to both our public and private clients, with a history of strong, sustainable growth. DIVERSITY OF DIRECT REAL ESTATE STRATEGIES HELPS WEATHER DIFFERENT REAL ESTATE CYCLES Office 23% Industrial 17% Hotels 18% Retail 19% Residential 14% Medical Office & Life Science 9% Note: Based on AUM as of December 31, 2022.

RMR'S COMPREHENSIVE APPROACH TO REAL ESTATE

Exceptional Value Creation

Executing Passionately

- Engrained culture- "Like we own it."
- Sophisticated in-house engineering.
- Best in class responsiveness.
- Agile, accountable, & entrepreneurial.

Maximizing Results

- Accretive capital deployment.
- Market leading leasing execution.
- Economies of scale optimize performance.
- Comprehensive capex guidance.
- Value additive internal construction & development.

Industry-Leading Sustainability & Data Analytics Platform

Focusing on Sustainability

- Zero emissions promise.
- Advanced energy automation & analytics.
- Green building leadership (Green Leasing, Energy Star, LEED, BOMA).
- Proactive environmental risk mitigation programs.

Data Driven Decision Making

- Proprietary property insights platform.
- Early adopters of property technology.
- Pricing & concessions intelligence.
- Geo1 predictive meteorology & emergency response mobilization.
- Resilient cyber-security platform.

Vertically Integrated Organization

Leveraging Depth of Capabilities Across Sectors

- Scale driven human capital efficiencies.
- National network of local market leaders.
- Significant investments in continuing education & apprentice programs.
- Leadership in industry groups and trade associations.

INNOVATIVE THINKING DRIVING LONG TERM PERFORMANCE

Investments to enhance tenant experience

Sustainability partnership with tenants

Building optimization through proprietary technology

15

16 A WINNING TRADITION #6 in Retail Real Estate Ownership #5 in Hotel Real Estate Ownership #9 in Senior Living Real Estate Ownership #15 in Office Real Estate Ownership #8 in Industrial Real Estate Ownership #6 Senior Living Operator #8 Hotel Operator Domestic Scale Across U.S. Sectors(1) RMR Recognition (1) Real estate ownership rankings for Retail, Hotel, Industrial, Office and Travel Centers utilize property count rankings generated from Real Capital Analytics, as of December 31, 2022. Senior Living Real Estate Ownership and Senior Living Operator rankings are sourced from the 2022 ASHA 50 annual publication as of June 1, 2022. Hotel Operator rankings sourced from STR Inc as of February 2023. #3 Truck Stop Operator Fortune Magazine's Fastest Growing Companies ranked 75th 2019 Women on Boards; Winning Organization 2020 Ranked Boston Globe’s Top Places to Work 2020, 2021, 2022 Boston Business Journal; Middle Market Companies 2020, 2021, 2023 2023

DEMONSTRATED COMMITMENT TO ESG

ENVIRONMENTAL

Zero Emissions Promise

by 2050 for all RMR managed properties*, committed to aligning with science-based targets.*

RMR ENERGY STAR
Partner of the Year
Sustained Excellence (awarded in 2022)

OPI ENERGY STAR
Partner of the Year
Sustained Excellence (awarded in 2022)

GREEN BUILDING CERTIFICATIONS

58

***LEED** certified properties*

U.S. GREEN BUILDING COUNCIL
LEED PLATINUM
USGBC

55

***BOMA 360** designated properties*

BOMA 360
PERFORMANCE PROGRAM

77

***ENERGY STAR.** certified properties*

ENERGY STAR AWARD 2021
PARTNER OF THE YEAR
Sustained Excellence

RMR Ranks 2nd Nationwide for 2022 BOMA 360 Designations

SOCIAL

HIRING

Diversity, Equity & Inclusion

Introduced and completed three cycles of Accelerated Women in Leadership Program (AWLP).

Next Generation Executive Program

Sponsoring three rising leaders participation in NGE, a group preparing promising multi-cultural leaders for leadership.

Women in Engineering

Empowering women to join our National and Regional Engineering teams.

EMPLOYEE GROWTH

Promoting continued education through
Tuition Assistance

of $20,000 per employee annually to expand industry knowledge and skill sets.

IREM CPM Credentialing

In 2021 launched a partnership with IREM that enables members of RMR's Real Estate Services staff to obtain CPM designations.

Live Well

Supporting employees in improving their health and well-being by hosting monthly webinars and bi-monthly competitions.

INDUSTRY RECOGNITION

OPI and ILPT named
"Fastest Growing Middle Market Company in Massachusetts"
by Boston Business Journal in 2021.

OPI and DHC awarded
Gold-level Green Lease Leader
recognition for environmentally-friendly lease form.

RMR and OPI named
ENERGY STAR. Partner of the Year
by U.S. EPA and U.S. Department of Energy.

RMR named
***"2022 Top Places to Work"** for the third year in a row*
by The Boston Globe.

RMR named
***"Best Place to Work"** in 2022*
by Globe St. Real Estate Forum.

RMR's second
***IREM Award** for*
Corporate Excellence award for the company's commitment to the profession, extraordinary achievements and community impact.

17

THE RMR GROUP

18 VALUE PROPOSITION Sonesta Resort Hilton Head Island

19 $0.7M or ~3% $3.0M or ~7% $1.1M or ~3% $5.7M or ~15% - 5 10 15 20 25 30 35 40 45 DHC OPI ILPT SVC Millions ($) Annualized Management Fees Property Mgmt Fees Construction Mgmt Fees Base Mgmt Fees - Debt (E.V.) Base Mgmt Fees - Equity (E.V.) LIMITED MANAGEMENT FEE DOWNSIDE FROM CURRENT REIT STOCK PRICE LEVELS • All Managed Equity REITs currently pay base business management fees on an enterprise value, or E.V., basis. • Base business management fees derived from the equity component of the E.V. for the Managed Equity REITs currently total approximately $11M, or just 5.3% of RMR’s total annualized revenues.(1)(2) • At current REIT share price levels, we believe there is limited fee downside to RMR as illustrated below. • As REIT share price improvements occur, any revenue growth seen primarily in base management fees is largely accretive to EBITDA. (1) Amounts represent actual results for the three months ended December 31, 2022 annualized. (2) Calculations assume that consolidated indebtedness of the clients remains unchanged. (1)(2)

20 $22 $24 $26 $28 $30 $32 $34 $36 $38 $40 Maximum Base Business Management Fee Actual Base Business Management Fee Actions underway at the Managed Equity REITs to improve share prices include, but are not limited to: • Improving the balance sheets at SVC, DHC and ILPT. • SVC has executed on $560 million of dispositions while enhancing its balance sheet. • Maintaining Office REIT industry outperformance by continued delivery of strong leasing results and strategically pursuing capital recycling opportunities at OPI. • Capture the upside driven by the ongoing recovery of senior living fundamentals through significant investment within DHC’s senior living portfolio. (1) Difference between Maximum Base Business Management Fee and Actual Base Business Management Fee for the Managed Equity REITs. See “Definitions and Additional Notes” in Appendix. (2) Annualized revenue opportunity represents actual results for the quarter ended December 31, 2022 annualized. STRONG ALIGNMENT OF INTEREST BETWEEN RMR AND THE MANAGED EQUITY REITS(1) Annualized Revenue Opportunity $60M(2) $3M $3M $2M $1M $2M $1M $1M $2M $2M $2M $3M $2M $5M $7M $9M $9M $14M $14M $9M $11M $10M $14M $11M $11M $11M $11M $12M $15M $15M

21 GROWTH IN RMR’S CONSTRUCTION MANAGEMENT FEES $98 $138 $168 $195 $426 $461 $4.9 $6.9 $8.4 $9.2 $19.2 $17.6 -$5 $5 $15 $25 $35 $45 $55 $65 $75 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2018 2019 2020 2021 2022 2023 Construction Management Fees (Millions) Total RMR Managed Capital Spend (Millions) RMR Managed Capital Spend Total RMR Construction Management Fees • In recent quarters, RMR has made significant investments in its in-house construction management capabilities. • We are projecting an 8% increase in RMR managed capital spend in calendar year 2023 compared to the prior year as development expands into hotel and senior living assets. • Construction management revenues are expected to decrease 8% year-over-year, as hotel and senior living development fees are slightly lower than fees for office, industrial and retail assets. Forecast

22 $92M $100M $107M $120M $108M $91M $93M $106M $106M 55% 57% 57% 59% 57% 50% 51% 51% 51% 0% 10% 20% 30% 40% 50% 60% $0 $20 $40 $60 $80 $100 $120 $140 2015 2016 2017 2018 2019 2020 2021 2022 2023 Millions Adjusted EBITDA Adjusted EBITDA Margin RMR’S ADJUSTED EBITDA MARGIN REFLECTS ITS DEMONSTRATED OPERATING LEVERAGE (1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. The GAAP financial measure that is most directly comparable to Adjusted EBITDA is net income, while the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents Net Income divided by total management and advisory services revenues. See Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable financial measure calculated in accordance with GAAP as well as calculations of Net Income Margin and Adjusted EBITDA Margin. (2) Amount reflects fiscal Q1 2023 annualized. Adjusted EBITDA and Adjusted EBITDA Margin(1) (Based on Recurring Revenue Only, Excludes Incentive Fees) (2)

23 STRONG BALANCE SHEET & WELL COVERED DIVIDEND Dividend Payout Summary Balance Sheet (1) Adjusted EBITDA and Distributable Earnings are non-GAAP financial measures. See Appendix for a reconciliation of these financial measures to the most directly comparable financial measures calculated in accordance with GAAP. (2) Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each's estimated tax liabilities and respective ownership percentages. For the three months ended December 31, 2022, RMR LLC made required quarterly tax distributions totaling $8.1M, of which $4.3M was distributed to The RMR Group Inc. and $3.8M was distributed to its noncontrolling interest, based on each membership unit holder's respective ownership percentage. • Adjusted EBITDA for fiscal Q1 2023 was in excess of $26M and a resulting Adjusted EBITDA Margin of over 50%. • RMR can potentially earn incentive fees from the Managed Equity REITs, which garner approximately 100% margin flow through. Between calendar 2015 and 2022, RMR averaged over $48 million per year in incentive fees. • RMR has no debt. • RMR has flexibility to use debt and/or equity to finance expansion, including possible acquisitions and/or seeding new ventures. ($ in thousands) As of December 31, 2022 Cash and cash equivalents $ 200,965 Other assets 363,572 Total assets $ 564,537 Total debt $ -- Total liabilities 195,245 Total equity 369,292 Total liabilities and equity $ 564,537 ($ in thousands) Fiscal Q1 2023 Adjusted EBITDA(1) $ 26,421 Less: Tax distributions to members(2) (8,094) Distributable Earnings(1) $ 18,327 Common share distributions $ 11,442 Payout Ratio 62.4%

24 POTENTIAL FOR ROBUST GROWTH OPPORTUNITIES LEVERAGING THE RMR PLATFORM TO DRIVE SHAREHOLDER VALUE • Diverse client platform allows RMR to benefit from its Managed REITs capitalizing on strategic opportunities and weathering real estate cycles. • Gross acquisition volume of approximately $12 billion for our clients since our public listing. • Building scale at SEVN, our commercial lending platform. • Increases in Managed Equity REITs’ share prices may generate increased base business management and incentive fees (ex. “Lost Revenue Opportunity” of $60M). • Increasing levels of investment allocations to alternatives, including real estate. • Leverage joint venture relationships to support future acquisitions. • Strategic relationship building with private capital offers cross-selling opportunities and could facilitate future allocations to new product launches and new real estate sectors. • Deploy balance sheet to seed and/or coinvest in new ventures, which could expand our number of clients. • Possible strategic partnerships and team lift-outs. • Identify possible strategic acquisition targets in real estate private equity. EXPAND PRIVATE CAPITAL VEHICLES GROWTH WITHIN MANAGED REITS UTILIZE RMR’S BALANCE SHEET

25 APPENDIX 4000 Principio Pkwy, North East, MD

26 CORPORATE STRUCTURE OVERVIEW Note: All ownership percentages represent economic interest, and not voting interest, as of December 31, 2022. (1) Adam Portnoy is the sole trustee and an owner of ABP Trust. In addition to ownership of 1,000,000 shares of Class B-1 Common Stock, ABP Trust and Adam Portnoy collectively own 185,502 shares of Class A Common Stock of The RMR Group Inc. and 15,000,000 shares of Class B-2 Common Stock, which collectively provide them with 91.2% of the aggregate voting power of The RMR Group Inc. (2) The indirect economic interest in The RMR Group LLC is held through The RMR Group Inc. Public Shareholders (15.4 million shares of Class A common stock) ABP Trust (Adam Portnoy)(1) THE RMR GROUP INC. (Nasdaq: RMR) THE RMR GROUP LLC The RMR Group LLC Economic Interest(2) 92.9% 7.1% 47.5% Public Shareholders (15.4 million shares of Class A Common Stock) 48.8% ABP Trust (Adam Portnoy) 51.2%(1) 52.5%

27 DEFINITIONS AND ADDITIONAL NOTES Actual Base Business Management Fee: Actual base business management fees paid, which was based on the average market capitalization for each Managed Equity REIT when the average market capitalization was lower than the historical cost of real estate assets for the applicable month. Maximum Base Business Management Fee: The base business management fee calculated on the basis of historical cost of real estate assets. • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. • AUM primarily includes: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and the Private Capital clients (excluding Sonesta), plus (ii) the gross book value of real estate assets, property and equipment of ALR, TA and Sonesta, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment at SEVN. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. • Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT’s properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • Managed Equity REITs includes Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Net Internal Rate of Return (Net IRR), for the quarter represents a time-weighted return, which is calculated by determining the percentage change in net asset value based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees and joint venture and fund level expenses. Inception to date Net IRR represents a dollar-weighed return, which is calculated based on the timing of cash flows of the joint venture and fund. Partial year Net IRR is not annualized. Due to the nature of its calculation, the timing of investment cash flows reflected in Net IRR may differ from the timing of actual investment cash flows for the joint venture and fund. In addition, Net IRR may differ from an individual investor's Net IRR due to the timing of that investor's contributions to the joint venture or fund. • Perpetual Capital includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN), AlerisLife Inc. (ALR) and TravelCenters of America Inc. (TA). • Private Capital primarily consists of private entities that own commercial real estate and Sonesta International Hotels Corporation (Sonesta). Some of the Managed Equity REITs own minority interests in certain of these entities. Continued on next page.

28 DEFINITIONS AND ADDITIONAL NOTES CONT. Non-GAAP Measures: Several non-GAAP measures are referenced in this presentation, including EBITDA, Adjusted EBITDA, Distributable Earnings and Adjusted EBITDA Margin. The RMR Group Inc. considers EBITDA, Adjusted EBITDA, Distributable Earnings and Adjusted EBITDA Margin to be appropriate supplemental measures of its operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. These measures should be considered in conjunction with net income and net income attributable to The RMR Group Inc. as presented in The RMR Group Inc.’s consolidated statements of income. • EBITDA is defined as net income, plus income tax expense, depreciation and amortization. • Adjusted EBITDA is calculated as EBITDA, adjusted for other asset amortization, operating expenses paid in the form of The RMR Group Inc.’s common shares, straight-line office rent, the unrealized gain/loss on equity method investments accounted for under the fair value option, separation costs, technology transformation investments, distributions from equity method investments and incentive business management fees earned, if any. • Adjusted EBITDA margin is the ratio of Adjusted EBITDA to our contractual management and advisory fees, excluding any incentive business management fees. • Distributable Earnings is calculated as Adjusted EBITDA less amounts payable for tax obligations. Termination Fee Calculation: The $1.7 billion total estimated termination fee is the sum of the termination fees calculated under each of the applicable business and property management agreements based on the following assumptions: (a) assumed termination date of December 31, 2022; (b) for the Managed Equity REITs, monthly future fees were based on actual fees earned by RMR over the 12 months preceding the assumed termination date divided by twelve and, for purposes of determining present value, the monthly future fees were discounted using a rate equal to 1/12th of the sum of the applicable Treasury Rate for that future month plus 300bps; and (c) for TA and ALR average annual fees are generally based on actual fees earned over the 24 months preceding the assumed termination date divided by two. Additionally, in the event the management agreement is terminated by SEVN without a cause event or by Tremont Realty Capital LLC for a material breach, SEVN will be required to pay Tremont Realty Capital LLC a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to Tremont Realty Capital LLC during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by Tremont Realty Capital LLC during such period, plus (b) $1.6 million. In addition, the initial organizational costs related to Tremont Mortgage Trust's formation and the costs of its initial public offering and the concurrent private placement that Tremont Mortgage Trust had paid pursuant to its management agreement with Tremont Realty Capital LLC will be included in the “Termination Fee” under and as defined in SEVN’s management agreement with Tremont Realty Capital LLC. No termination fee will be payable if the management agreement is terminated by SEVN for a cause event or by Tremont Realty Capital LLC without SEVN’s material breach. The estimated termination fee is presented for illustrative purposes only based on the assumptions described. Any actual termination fee may be higher or lower than the estimate depending on the actual calculation at the time, including then applicable fees, the then applicable discount rate and other factors.

29 DEFINITIONS AND ADDITIONAL NOTES CONT. BASE BUSINESS MANAGEMENT & ADVISORY FEES ($ in thousands) 1Q'23 DHC $ 3,664 ILPT 5,902 OPI 3,639 SVC 8,168 SEVN 1,091 ALR 1,264 TA 4,191 Total Perpetual Capital 27,919 Sonesta 2,111 Other private entities 3,012 Total Private Capital 5,123 Total Base Business Management & Advisory Fees $ 33,042 BASE PROPERTY MANAGEMENT FEES ($ in thousands) 1Q'23 DHC $ 1,492 ILPT 2,948 OPI 3,404 SVC 990 Total Perpetual Capital 8,834 Sonesta — Other private entities 2,077 Total Private Capital 2,077 Total Base Property Management Fees $ 10,911 MANAGEMENT AND ADVISORY SERVICES REVENUES BY CLIENT

30 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUE ($ in thousands) 1Q'23 DHC $ 6,456 ILPT 9,020 OPI 10,208 SVC 9,768 SEVN 1,091 ALR 1,264 TA 4,191 Total Perpetual Capital 41,998 Sonesta 2,126 Other private entities 5,515 Total Private Capital 7,641 Total Management & Advisory Services Revenues $ 49,639 CONSTRUCTION SUPERVISION FEES ($ in thousands) 1Q'23 DHC $ 1,300 ILPT 170 OPI 3,165 SVC 610 Total Perpetual Capital 5,245 Sonesta 15 Other private entities 426 Total Private Capital 441 Total Construction Supervision Fees $ 5,686 MANAGEMENT AND ADVISORY SERVICES REVENUES BY CLIENT CONT. DEFINITIONS AND ADDITIONAL NOTES CONT.

31 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME(1) See footnotes on pages 33 and 34. ($ in thousands) 1Q'23 Net income $ 14,240 Income tax expense 2,484 Depreciation and amortization 268 EBITDA 16,992 Other asset amortization 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 561 Separation costs 438 Straight line office rent (100) Unrealized loss on equity method investments accounted for under the fair value option 5,314 Distributions from equity method investments 427 Technology transformation investments 435 Adjusted EBITDA $ 26,421

32 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONT. CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN AND DISTRIBUTABLE EARNINGS ($ in thousands) 1Q'23 Calculation of Net Income Margin: Total management and advisory services revenues $ 49,639 Net income $ 14,240 Net Income Margin 28.7% Calculation of Adjusted EBITDA Margin(1): Contractual management and advisory fees (excluding incentive business management fees, if any) (2) $ 51,993 Adjusted EBITDA $ 26,421 Adjusted EBITDA Margin 50.8% Calculation of Distributable Earnings(3): Adjusted EBITDA $ 26,421 Less: Tax distributions to members (4) (8,094) Distributable Earnings $ 18,327 Class A and Class B-1 Common Share Distributions $ 6,642 Class A Units Distributions 4,800 Total Distributions $ 11,442 See footnotes on pages 33 and 34.

33 1. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures calculated as presented in the tables above. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. The RMR Group Inc. believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as those outlined in the tables above, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with The RMR Group Inc.’s historical operating performance and with the performance of other asset management businesses. The RMR Group Inc. also believes that providing Adjusted EBITDA Margin may help investors assess The RMR Group Inc.’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive business management fees, if any). EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin do not represent net income or cash generated by operating activities determined in accordance with GAAP, and should not be considered as alternatives to net income, or net income margin determined in accordance with GAAP, as indicators of The RMR Group Inc.’s financial performance or as measures of The RMR Group Inc.’s liquidity. Other asset management businesses may calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin differently than The RMR Group Inc. does. 2. Contractual management and advisory fees are the base business management fees, property management fees and advisory fees The RMR Group Inc. or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for the three months ended December 31, 2022, required to be recognized as a reduction to management services revenues in accordance with GAAP. Continued on next page. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONT.

34 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONT. 3. Distributable Earnings is a non-GAAP financial measure calculated as presented in the table above. The RMR Group Inc. considers Distributable Earnings to be an appropriate measure of its operating performance, along with net income attributable to The RMR Group Inc. The RMR Group Inc. believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors The RMR Group Inc.’s Board of Directors considers when determining shareholder dividends. Other asset management businesses may calculate Distributable Earnings differently than The RMR Group Inc. does. 4. Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each’s estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For the three months ended December 31, 2022, RMR LLC made required quarterly tax distributions as follows: Three Months Ended December 31, 2022 RMR LLC tax distributions to The RMR Group Inc. $ 4,255 RMR LLC tax distributions to non-controlling interest 3,839 Total RMR LLC tax distributions to members $ 8,094

35 ILLUSTRATIVE CALCULATION OF INCENTIVE FEES FROM MANAGED EQUITY REITS The incentive fee is equal to twelve percent (12%) of the product of the Equity Market Capitalization (as defined in the applicable agreement) and the amount by which the Total Return per share exceeds the Benchmark Return per share for each Managed Equity REIT, and the return of the Managed Equity REIT must be positive. This incentive fee is subject to a cap. For example, the calculation of the 2018 annual incentive fee earned from SVC in fiscal Q1 2019 was calculated as follows (amounts in thousands, except share and per share data): (1) Weighted amounts are adjusted for net additional common shares issued during the Measurement Period. (2) The average closing price for the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the Measurement Period. Measurement Period: Begin Date 1/1/2016 End Date 12/31/2018 Incentive fee calculation: Weighted shares outstanding(1) 161,611,989 Weighted share price at beginning of measurement period(1) $ 26.44 Equity Market Capitalization $ 4,273,021 Total return % in excess of benchmark return % or adjusted benchmark return % 10.46 % Product $ 446,958 Contractual percentage 12.00 % Incentive fee calculation $ 53,635 Total return in excess of benchmark return calculation: Weighted share price at beginning of measurement period(1) $ 26.44 Final share price at end of measurement period(2) 26.49 Change 0.05 Weighted dividends declared during the measurement period(1) 6.11 Total return per share $ 6.16 Weighted total return %(1) 23.58% Benchmark total return %(1) 13.12% Total return % in excess of benchmark return % 10.46% Maximum incentive fee calculation: Total shares at end of measurement period 164,441,709 Percentage 1.50 % Subtotal $ 2,466,626 Final share price at end of measurement period(2) $ 26.49 Incentive Fee cap $ 65,341 Incentive fee payable (lessor of calculated amount or maximum fee) $ 53,635

36 EXPLANATION OF RMR INC.’S GAAP EFFECTIVE TAX RATE RMR LLC is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, RMR LLC is generally not subject to U.S. federal and most state income taxes. Any taxable income or loss generated by RMR LLC is passed through to and included in the taxable income or loss of its members, including RMR Inc. and ABP Trust. RMR Inc. is a corporation subject to U.S. federal and state income tax with respect to our allocatable share of any taxable income of RMR LLC. The following is an illustration calculating RMR Inc.’s effective tax rate as of December 31, 2022: Federal Statutory Rate 21.0 % Blended State Statutory Rate 5.6 % Effective Tax Rate 26.6 % RMR Inc. Ownership Percentage in RMR LLC 52.5 % RMR Inc.'s Effective Tax Rate, on Consolidated Taxable Income 14.0 % Permanent difference related to executive compensation limits 0.9 % Total 14.9% 36

37 ILLUSTRATIVE CALCULATION OF NONCONTROLLING INTEREST ABP Trust owns 15,000,000 redeemable Class A Units of RMR LLC, representing 47.5% of the economic interest of RMR LLC as of December 31, 2022, which is presented as a noncontrolling interest in RMR Inc.’s consolidated financial statements. Three Months Ended December 31, 2022 Income before income tax expense $ 16,724 Less: RMR Inc. franchise tax expense and interest income (74) Net income before noncontrolling interest 16,650 Less: noncontrolling interest (7,903) Net income attributable to RMR Inc. before income tax expense 8,747 Less: income tax expense attributed to RMR Inc. (2,484) Plus: RMR Inc. franchise tax expense and interest income 74 Net income attributable to RMR Inc. $ 6,337 37

38 INVESTOR PRESENTATION March 2023